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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 30, 2002
                                 Date of Report
                        (Date of earliest event reported)

                           WABASH NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

               DELAWARE                                 1-10883                              52-1375208
    (State or other jurisdiction of                   (Commission                         (I.R.S. Employer
    incorporation or organization)                   File Number)                      Identification Number)

                           1000 Sagamore Parkway South
                               Lafayette, Indiana
                    (Address of principal executive offices)

                                      47905
                                   (Zip Code)

                                 (765) 771-5300
              (Registrant's telephone number, including area code)


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ITEM 4.       CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              On May 30, 2002 Wabash National Corporation (the "Company") dismissed Arthur Andersen as its independent auditors. The reports of Arthur Andersen on the Company's financial statements for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2000 and December 31, 2001 and during the subsequent interim period, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal years ended December 31, 2000 and December 31, 2001 and during the subsequent interim period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

              The Company provided Arthur Andersen with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission and requested that Arthur Andersen furnish the Company a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Arthur Andersen's letter, dated May 30, 2002 is attached as Exhibit 16.1 hereto.

              Simultaneously with the dismissal of its former auditors, the Company engaged Ernst & Young to act as its independent auditors as successor to Arthur Andersen. During the two most recent fiscal years and subsequent interim period, the Company has not consulted with Ernst & Young regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

              The Audit Committee of the Company's Board of Directors approved the dismissal of Arthur Andersen and this action was ratified by the Company's Board of Directors. The Audit Committee simultaneously recommended the appointment of Ernst & Young as the Company's independent auditors and this action was approved by the Company's Board of Directors.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

                  16.1     Letter of Arthur Andersen dated May 30, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         WABASH NATIONAL CORPORATION


Date:  May 30, 2002      By:  /s/ MARK R. HOLDEN
                             ---------------------------------------------------
                             Mark R. Holden
                             Vice President - Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)